Exhibit 10.25

2005 - 2008

Waterway

AGREEMENT

BETWEEN

INNOPHOS INC.

WATERWAY PLANT

CHICAGO, ILLINOIS

And

HEALTH CARE, PROFESSIONAL, TECHNICAL, OFFICE,

WAREHOUSE, AND MAIL ORDER EMPLOYEES

UNION

LOCAL NO. 743

AFFILIATED WITH

THE INTERNATIONAL BROTHERHOOD

OF TEAMSTERS

For the Period of

8:00 a.m., June 17, 2005 to 8:00 a.m., June 17, 2008

TABLE OF CONTENTS

ARTICLE		PAGE

I	Parties and Recognition	1

II	Union Security	2

III	Wages and Hours of Work	5

IV	Overtime and Premium Pay	6

V	Vacations	11

VI	Holidays	13

VII	Seniority	15

VIII	Grievance and Arbitration Procedure	20

IX	Paid Absences	24

X	Unpaid Leaves of Absence	25

XI	Company, Employee and Union Relations	27

XII	Benefits	29

XIII	Safety	33

XIV	General	35

XV	Duration and Conditions of Agreement	36

ARTICLE I

Parties and Recognition

Section 1. Parties. This Agreement is between Innophos Inc. on behalf of its Waterway Plant, 612 East 138th Street, Chicago, Illinois, hereinafter called the “Company,” and the Health Care, Professional, Technical, Office, Warehouse, and Mail Order Employees Union, Local 743, affiliated with the International Brotherhood of Teamsters, hereinafter called the “Union.”

Section 2. Recognition and Unit. The Company recognizes the Union as the exclusive representative of all employees in the unit described below for the purposes of collective bargaining:

Included:	All production, maintenance and warehouse employees, including office janitors, employed by the Employer at its Waterway plant located in Chicago, Illinois.

Excluded:	Office clerical employees, storekeepers, professional employees, technical employees, independent contractors and employees of independent contractors, guards and supervisors as defined in the Act.

The Company shall not enter into any agreements with Union members that would violate the terms of the Contract during the life of this Agreement.

ARTICLE II

Union Security

Section 1. Union Shop. It shall be a condition of employment that all employees of the Company covered by this Agreement who are members of the Union in good standing on the effective date of this Agreement shall remain members in good standing. Those who are not members on the effective date of this Agreement shall become and remain members in good standing in the Union on the thirtieth (30th) day following the effective date of this Agreement. It shall also be a condition of employment that all employees covered by this Agreement, and were hired on or after its effective date shall, on the thirtieth (30th) day following the date of such hire, become and remain members in good standing in the Union. For purposes of this Section, “Good standing” shall mean the payment of dues and initiation fees uniformly required of all its members.

Section 2. Check-Off. The Company agrees that on the 1st day of the 2nd month following each anniversary of this Agreement, the Company will include on the Dues Pre-Billing Report submitted to the Local Union, the current hourly wage rate for each employee who is a member of the Union.

Upon receipt of a written authorization from the employee, the Company agrees to deduct initiation fees and monthly dues from the pay of each such employee in the amount and manner prescribed by the Union in accordance with the International’s Constitution and the Local 743 By-Laws.

Such deductions must be deducted on the first pay period of each month and must be submitted to the Union no later than the fifteenth (I5th) of the month in which the money is deducted; except that the withdrawal fees shall be held by the Company and forwarded to the Union only as required by Union procedure. In the event the amounts cannot be forwarded by the 15th of the month, the amounts deducted shall be submitted to the Union no later than ten (10) working day from the date of deduction.

These authorizations for deduction shall be in the following form:

HEALTH CARE, PROFESSIONAL, TECHNICAL,

OFFICE, WAREHOUSE, AND MAIL ORDER

EMPLOYEES UNION

Local 743, I.B. of T.

4620 S. Tripp Ave., Chicago, Illinois 60632

Phone: (773) 254-7460

APPLICATION AND AUTHORIZATION

Although I am aware that I am not required to sign any dues check-off assignment, or any membership application card, or any other Union form, and I further realize that under the provisions of the Labor-Management Relations Act of 1947, as amended, and the contract between the above Local Union and the Company, I am not required, as a condition of employment, to become a member of said Union until the thirtieth (30th) day following the beginning of my employment or the effective date of such contract, whichever is the later, nevertheless, I desire, voluntarily, to sign this form.

I, the undersigned, hereby apply for membership in the above Union.

EMPLOYEE’S	SIGNATURE:

I, the undersigned, authorized and irrevocably direct Innophos, Inc. to deduct from my wages each and every month dues and initiation fees which may be charged against me by Local 743 which is required to maintain me as a member in good standing in said Union, in accordance with the By-Laws of the Union and in compliance with the Labor-Management Relations Act of 1947. The amount deducted each month shall be forwarded to Local 743.

The authorization and direction shall be irrevocable for the period of one (1) year, or until the termination of the collective agreement between the Company and Local 743, whichever occurs sooner; and I agree and direct that this authorization and direction shall be automatically renewed, and shall be irrevocable for successive periods of one (1) year each or for the period of each succeeding applicable collective agreement between the Company and Local 743, whichever shall be shorter, unless written notice is given by me to the Company not more than twenty (20) days and not less than ten (10) days prior to the expiration of each period of one (1) year, or of each applicable collective agreement between the Company and Local 743, whichever occurs sooner.

EMPLOYEE’S SIGNATURE:

	Male	Female

Address:	Zip Code:	City:

Starting Date:	Home Phone:

Date of Birth:	Dept.:	Clock No.

Beneficiary:	Relationship:

Soc. Sec. No.:		Date:

Such deductions shall be forwarded to the Union before the fifteenth (15th) of the month in which the money is deducted.

When any employee for whom a written authorization has been submitted to the Company completes his first thirty (30) days of employment, the monthly dues and initiation fees shall be deducted beginning with the first day of the month following that month in which such thirtieth (30) days falls.

Section 3. It is understood and agreed in connection with said deductions that Company assumes no responsibility of any kind other than to remit to Union the amounts actually deducted by it.

Section 4. Union agrees to indemnify and hold Company harmless from any and all claims or loss of whatsoever nature arising out of deductions made by Company pursuant to this Article.

ARTICLE III

Wages and Hours of Work

Section 1. Pay Rates. Attached hereto and marked Exhibit “A” and made a part hereof is a list of all classifications covered by this Agreement and the straight time base rates of pay therefore.

Section 2. Wage Rates - Temporary Assignments. If an employee is assigned temporarily to a higher rated job, he shall receive the higher rate of pay for the time worked, provided the work in the higher paid classification is for a period of one (1) hour or more. If an employee is required to fill temporarily the job of another employee receiving a lower rate of pay, his rate of pay shall not be changed.

After an employee has qualified on and been assigned to a temporary vacancy in a higher rated classification for a period of thirty (30) consecutive working days, he shall receive the classification while he continues on such temporary assignment.

Jobs that are filled on a temporary basis for three (3) consecutive months will be posted in accordance with the job bidding procedure. When the temporary vacancy no longer exists, those affected employees will return to their regular classifications.

Section 2. Wage Rates - Temporary Assignments. If an employee is assigned temporarily to a higher rated job, he shall receive the higher rate of pay for the time worked, provided the work in the higher paid classification is for a period of one (1) hour or more. If an employee is required to fill temporarily the job of another employee receiving a lower rate of pay, his rate of pay shall not be changed.

Section 3. Hours of Work. (a) For payroll purposes the workweek shall consist of seven (7) consecutive days, commencing at 8:00 a.m., Monday; a workday shall consist of a twenty-four (24) hour period, commencing at 8:00 a.m.

(b) The Company shall have the right to establish and change hours of work, and nothing herein contained shall constitute a guaranteed minimum or maximum workday or workweek.

(c) The regular hours of work assigned employees shall normally be eight (8) consecutive hours per day and forty (40) hours per week.

Non-rotating shift employees will be allowed a thirty (30) minute unpaid lunch period. Rotating shift employees including second (2nd) and third (3rd) shift shipping department employees will eat their meals while on duty.

ARTICLE IV

Overtime and Premium Pay

Section 1. Overtime Pay. One and one-half (1 1/2) times the regular rate of pay shall be paid for:

(a)	Work performed in excess of eight (8) hours in any workday or forty (40) hours in one workweek;

(b)	Work performed on the seventh (7th) day of the workweek.

Double the regular rate of pay shall be paid for hours actually worked:

(a)	On the seventh (7th) consecutive day worked in one (1) workweek; provided, the employee has worked at least eight (8) hours on each of the six (6) preceding days;

(b)	On Sunday that are in excess of eight (8) hours worked on that day, or

(c)	On Sunday that are in excess of forty (40) hours worked in the workweek.

Section 2. Schedule. An employee will not be asked to take a scheduled day of work off solely to offset overtime.

If an employee works non-scheduled hours, he shall be allowed to work the remainder of his scheduled work week.

An employee who is temporarily assigned to another classification for an entire week shall share in the overtime opportunities in that classification for the entire week as if the employee held the classification on a permanent basis.

If the employee is temporarily assigned to multiple classifications during a week, he shall share in the daily overtime of the classification he is working as if the employee held the classification on a permanent basis, but reverts to his regular classification during his off days. An employee performing non-classified work reverts to his regular classification for overtime opportunities on his off days.

Section 3. Assignment. The Company will endeavor to assign necessary overtime within a job classification by seniority in that classification whenever practical. This will not apply in cases of job continuation, hold-overs or SEC coverage. In the event qualified employee(s) are unable to meet the overtime requirements, the least senior qualified employee(s) in the plant must work the overtime assignment.

If an employee has been overlooked for an overtime assignment, the individual will be given the opportunity to work the equivalent hours when it is mutually convenient for the Company and the employee. The overtime opportunity must be completed within 30 days or the hours will be forfeited. If the overtime missed is four (4) or more hours, it is to be made up in not less than four (4) hour blocks.

In administering overtime assignments outside a classification, it is hereby acknowledged that there exist three (3) clearly distinguishable departments within the plant. Below is shown these departments and job classification makeup of each department.

Production	Maintenance	Shipping
Blend Plant Operator	Multi - Trade	Shipper
Met A Operator	Leadperson	Inv Ctrl Coord
Bulk Matl Handler	Sr. Tech A
Packager	Maint Tech A
Utility	Maint Apprentice B
Maint Apprentice C	Maint Helper

Overtime requirements are filled from within a classification by seniority with certain exceptions. When all resources within a classification have been exhausted, the Company fills the overtime by seniority and qualifications from within the department which contains the job or which the overtime task is most closely related to. If unable to fill the overtime in this manner, the Company will go to another department(s) by seniority and qualifications of employees in that department(s) in the following manner.

Production	Shipping	Maintenance
Shipping	Production
Open	Open	Open

This will confirm the understanding reached between the Company and Union on May 21, 1984, and continuing through June 17, 2005, concerning an exception to assigning overtime within a classification by seniority. When an extra job requiring overtime arises during a shift, the Company will first offer the work to the employee in that classification on the next shift. If the overtime is not filled in this manner, the job will be offered to the off-shift employee(s) in accordance with seniority.

The Company will not cover vacancies in a classification and thereby create overtime in another classification. Exceptions to this provision may occur in unforeseen short-term vacancies or extended vacancies of thirty (30) or more days.

In scheduling overtime to fill temporary vacancies on rotating shift jobs, such overtime shall be divided between the remaining employees scheduled on the job.

Employees who are scheduled to package on a shift (either straight time or overtime) may be assigned as the needs of the plant require to jobs for which they are qualified. Overtime occurring on packaging jobs on the following shift will be offered to the employee in the classification already performing the work; if refused by that employee, the overtime work will be offered to any qualified packaging employee in seniority order currently working.

Section 4. Computation. In the event both an overtime and/or a premium rate are applicable to the same hours worked, only one shall be paid, and there shall be no pyramiding or duplication of overtime and/or premium rates. Hours for which overtime and/or premium rates are payable under one provision of this Agreement shall be excluded in computing hours for which overtime and/or premium rates are payable under any other provision hereof.

Section 5. Shift Differential. In addition to his straight time hourly rate shown in Exhibit “A” attached hereto, an employee regularly scheduled on rotating shifts shall receive forty five ($.45) cents per hour for all hours worked on the second shift and eighty-five ($.85) per hour for all hours worked on the third shift; “the bonus payments apply to the specified hours only and do not carry over into the following hours. Shift differential shall be considered a part of the employee’s regular rate of pay for the purpose of computing overtime compensation.

A non-rotating shift employee who works the second or third shift shall receive the shift premium applicable to that shift.

Section 6. Call-In Pay. An employee called in after having left the plant, for work outside of his regular scheduled working hours, shall be paid for a minimum of five (5) hours at the straight time base rate of pay or time and one-half (1 1/2) the regular rate of pay or where greater pay is provided for contractually for the hours actually worked, whichever is greater. This premium and/or guarantee shall not be applicable to hours worked immediately preceding and extending into, or immediately following, an employee’s regular scheduled working hours.

When an employee is required to work continuously two (2) hours or more after being called in, under this provision, he shall be supplied a meal allowance at the end of two (2) hours and thereafter at the end of each four (4) hour interval while he continues to work during the call-in period.

In administering overtime, an emergency shall be defined as an event which requires calling an employee to report back to the plant less than two (2) shifts after the employee has left the plant, a holdover and job continuation.

Section 7. Report-In Pay. An employee reporting for work at his usual assigned starting time and who has failed to receive notice not to report to work shall be guaranteed four (4) hours work or four (4) hours pay at the straight time base rate of pay in lieu thereof. This provision shall not apply in case of cessation of operations due to fire, explosion, hurricane, flood, stoppage of work by other employees, government restriction, riot, insurrection, act of God or an act of public enemy.

Section 8. Overtime Meal. (a) When a employee is required to work continuously two (2) hours or more beyond his scheduled quitting time, he shall be supplied a meal allowance at the end of two (2) hours and thereafter at the end of each four (4) hour interval while he continues to work. This provision shall not apply to those hours for which an employee was scheduled prior to the time he reported for work.

(b)	When an employee is entitled to a meal allowance under the provisions of this Section he shall receive a meal allowance not to exceed seven dollars ($7.00).

ARTICLE V

Vacations

Section 1. Length of Vacation. Except as hereinafter provided, each employee upon completing: One (1) year of continuous service, shall be entitled to a vacation of one (1) week with pay; two (2) years of continuous service, shall be entitled to a vacation of two (2) weeks with pay; five (5) years of continuous service, shall be entitled to a vacation of three (3) weeks with pay; ten (10) years of continuous service shall be entitled to a vacation of four (4) weeks with pay; twenty (20) years continuous service shall be eligible for five (5) weeks with pay.

Section 2. Vacation Pay. Vacation pay shall be based upon the hourly rate of the employee’s permanent job classification at the time the vacation is taken, and shall be computed on the basis of forty (40) hours at the employee’s straight time base rate of pay for each week of vacation due. Average shift premium will be added to a rotating shift employee’s straight time base rate. There shall be no pay in lieu of an employee taking his vacation without the written approval of management. A minimum of two (2) weeks (10 days) vacation must be taken each year, with any remainder available for pay in lieu.

Section 3. Scheduling Vacations. Vacation shall be taken in accordance with a schedule prepared by the Company. The Company will cooperate with employees in working out their vacation period consistent with continuity of plant operation. Vacations shall not be accumulated and shall be taken during the calendar year in which the employee becomes eligible for vacation. All vacations shall consist of seven (7) consecutive days beginning on Monday during the annual vacation period of January 1 through December 31.

Section 4. Reduced Vacation Pay. Employees absent from work for ninety (90) consecutive days or more shall have their vacation pay reduced one-fourth (1/4) for each ninety (90) consecutive days lost during the qualifying year.

Section 5. Holidays in Vacation Period. If a holiday under Article IV hereof falls during an employee’s vacation period, the Company will endeavor to allow the employee to take an extra day of vacation either on the last scheduled day before, the first scheduled day after, or to be paid for the holiday, with primary consideration given to the efficient operation of the plant.

Section 6. One Day Vacations. Employees who are eligible may utilize four (4) weeks (20 days) of vacation for any reason provided they receive approval from the Company at least seventy-two (72) hours in advance. The Company reserves the right to reject such requests.

A.	Employees absent a minimum of two (2) days for illness may request reimbursement by utilizing vacation days if they provide medical documentation of their illness.

B.	Employees may request the utilization of vacation days for any reason provided they receive approval from the Company at least seventy-two (72) hours in advance. The Company reserves the right to reject such requests.

ARTICLE VI

Holidays

Section 1. Holidays Observed. The following calendar days shall be observed as holidays:

New Year’s Day	Thanksgiving Day
Good Friday	Day after Thanksgiving
Memorial Day	Christmas Eve
Independence Day	Christmas Day
Labor Day	Employee’s Birthday
Floating Holiday	President’s Day

If any of the above holidays falls on Sunday, the following Monday shall be recognized as the holiday when two (2) successive holidays fall on Sunday and Monday, the holiday falling on Sunday shall be observed on the preceding Saturday. Any of the above holidays which are governed by the Federal Holiday laws will be observed in accordance with the laws. The birthday holiday must be taken during the pay period in which it falls.

Section 2. Holiday Pay. If any of the above-named holidays falls on a day that an employee would normally be scheduled to work and such employee is not required to work on said holiday, he shall receive eight (8) hours pay at the straight time base rate of his permanent job classification if qualified therefore, and shall have said eight (8) hour period considered as hours worked for the purpose of computing weekly overtime. Average shift premium will be added to a rotating shift employee’s straight time base rate. If any of the above-named holidays falls outside of an employee’s regularly scheduled workdays, such employee shall receive eight (8) hours pay at the above rate if qualified therefore, but such hours shall not be considered as hours worked for the purpose of computing weekly overtime.

When an employee is required to work on any of the above-named holidays, he shall be paid one and one-half (1 1/2) times the regular rate of pay for time actually worked in addition to eight (8) hours’ holiday pay at the straight time base rate of pay of his permanent job classification, if qualified therefore, and the hours worked shall be counted for the purpose of computing weekly overtime.

If an employee is required to work more than eight (8) hours on a holiday he shall be paid only two and one-half (2 1/2) times the regular rate of pay for those hours worked in excess of eight (8) hours, but these hours shall not count as hours worked for the purpose of computing weekly overtime.

Section 3. Eligibility. To be eligible for holiday pay an employee must have:

(a)	Worked all of his last regularly scheduled workday prior to, and all of his first regularly scheduled workday after such holiday unless absent by permission of the Plant Manager;

(b)	Worked on said holiday if instructed to do by the Company;

(c)	Not been laid off, off due to sickness, or on leave of absence of any nature at the time of said holiday, except that an employee, who (1) is laid off due to lack of work, or (2) is off due to illness or injury, which began not more than five (5) days before the holiday, shall receive holiday pay for the holiday(s) which occur during such five (5) day period;

(d)	For the purpose of this Section, absence in accordance with the funeral leave or jury duty provision of this Agreement shall count as days worked.

ARTICLE VII

Seniority

Section 1. Seniority is defined as the length of an employee’s latest period of continuous service with the Company at the Waterway plant. It is agreed that the seniority list with reference to all employees appearing thereon, dated May 25, 1970, approved by Company and Union will be the starting point from which future revised lists will be made.

Section 2. Newly hired employees shall be on a probationary basis the first ninety (90) calendar days of employment, at the end of which time they will be added to the bottom of the seniority list from their last date of hire. During the probationary period, they may be released or transferred without recourse to the grievance procedure.

Section 3. Layoff and Re-Call. When it becomes necessary to reduce the working force the least senior employee hired shall be the first employee laid off provided the remaining employees have the ability to perform the work available. When the work force is again increased the employees are to be recalled in reverse order to which they were laid off provided they are qualified to perform the work available. In all cases, part-time employees (those regularly scheduled twenty hours or less per week) shall be laid off first, regardless of seniority.

Employees displaced due to job elimination may bump the least senior employee in a classification of equal or lesser pay, provided the job is held by a junior employee, they have previously worked the classification and have the ability to perform the work with up to one (1) week of refresher training. Employees may exercise these bumping rights one time per each job elimination.

Section 4. Job Postings and Promotions. The Company will post all permanent job openings on the bulletin board for three (3) days, i.e., seventy-two (72) hours, excluding Saturdays, Sundays and holidays. The posting notice will contain the job title, rate and shift involved. Employees interested in bidding on the promotional opening must submit their bids during the specified time. Employees on vacation when a job is posted shall be allowed to bid provided they do so within two weeks from the date the job is posted. The Company reserves the right to give applicable skill tests and examinations as it considers necessary for the proper execution of this provision. There will be a training period of up to thirty work days, which may be extended upon mutual agreement of the company and union, during which the successful bidder must demonstrate satisfactory performance in the new position, and document training received according to the established SOPs (standard operating procedures). The successful bidder may within ten (10) working days of being placed in the new position, evaluate the job responsibilities/activities of the awarded position to determine if he/she will remain on the awarded position or return to their former position. If none of the bidders possess the necessary qualifications, the vacancy may be filled from any source.

An employee may be allowed to bid laterally or downward provided he has extenuating reasons acceptable to the Company. The Company may award a lateral or downward job bid to a less senior employee if extenuating reasons exist and are acceptable to the Company. If he is successfully awarded a job under this provision, he shall not be permitted to make another job bid for a period of twelve (12) months unless agreed to by the Company.

An Employee will be allowed to bid laterally or downward to non-rotating jobs. If he is successfully awarded a job under this provision, he shall not be permitted to make another job bid for a period of twelve (12) months unless he has extenuating reasons acceptable to the Company.

Section 5. Promotions are to be made on the basis of attendance and qualifications, which consist of skill, experience, training and physical fitness. When the qualifications are relatively equal, seniority shall govern. Attendance will only be taken into account for absences after June 17, 2005.

An employee who has been bumped from the open position within the last nine (9) months shall be given first priority before the job is posted for bid.

Section 5A. In the event that a permanent opening occurs in a classification, and the awarding of the job is between a less senior employee who is more qualified because of training by the Company in a temporary classification, and a more senior employee who has not had this training, the job will be awarded to the more senior employee. This provision is intended to cover only this specific situation and is an exception to the preceding section of awarding jobs on the basis of qualifications.

Section 5B. It is further understood that when a job opening occurs the employees within that same job classification have the option of transferring from a rotating shift to a straight day shift to fill the job. This transfer will be made on the basis of seniority. However, an employee making such a transfer will be prohibited from making another such transfer or bidding on any permanent job opening for a period of twelve (12) months.

It is hereby agreed that in filling maintenance positions during the term of the contract, dated June 17, 2005, the following stipulations apply:

1.	The Company will post all maintenance openings and attempt to fill the positions with internal candidates.

2.	The posting will be only to determine which employees are interested and will not control the selection process. Selection criteria will include, but is not limited to, the following; Mechanical/Electrical Aptitude, Longer Term Employee, Previous Work Record - success on previous job, how well performed and attendance, Production Experience (familiar with equipment) preferred, and Physical Fitness.

3.	The Company reserves the right to select the candidate. Selection will be based on employee’s ability to meet qualification requirements for the position.

4.	The selected candidate will be placed in the bid classification, and will be paid the wage rate for that classification.

5.	The Company reserves the sole right to approve when the candidate is to be promoted to higher classifications. The candidate will be required to complete 2 maintenance courses of study at an accredited educational institution before moving to the next higher classification; this will apply only to movement into Apprentice C, Apprentice B, or Maintenance A classifications.

6.	Employees entering the Maintenance Department as Helpers must complete at least 2 years in the Department before moving into the Maintenance A classification. Additionally, an employee may not spend more than 2 years in any of the Helper, Apprentice C or Apprentice B classifications. Any employee taking longer than this to complete the required 2 courses of study for movement upward, will be returned to a position outside of the Maintenance Department, using contract bumping language, Article VII, Section 3.

7.	Within the first 90 days of moving into the Maintenance Department, the Company reserves the right to determine that the selected candidate does not have the aptitude to successfully complete training and perform the work at a level of competency satisfactory to the Company, in which case the candidate will be returned to his original position. In this event, all resulting employee movements will be revised.

Section 6. Termination of Seniority. Seniority is broken under the following conditions when the employee:

(a)	Resigns or is discharged for just cause.

(b)	Fails without an excuse acceptable to the Company, to return to work within five (5) days after having been recalled from a layoff.

(c)	Is absent for three (3) consecutive working days without notifying the Company.

(d)	Is laid off for a period of more than one (1) year.

(e)	Does not return to work at the expiration of a leave of absence or accepts employment elsewhere on leave of absence.

(f)	Retires.

Section 7. When employees are hired on the same day, a lottery system shall be used to determine the seniority of each employee. Employees currently within the employment of the Company having the same hire date will use a lottery system to determine seniority.

ARTICLE VIII

Grievance and Arbitration Procedure

Section 1. Grievance Defined. The term “grievance,” as used in this Agreement, means a specific claim of a violation by the Company of an express provision of this Agreement.

Section 2. Processing Grievance. (a) The procedures established by this Article shall be the exclusive remedy for any grievance. Any grievance not presented and processed in the manner and within the time limits established herein shall be waived, and thereafter such a grievance may not be made the basis for any action, either under this Agreement or otherwise. Saturdays, Sundays and holidays shall be excluded in applying the time limits of this Article. The time limits set forth herein may be extended by mutual agreement of the Company and Union.

(b) Grievances shall be presented and processed as follows:

Step 1.	As soon as possible, but in no event later than ten (10) days from the date the employee knew or should have known of the alleged violation, he or she shall discuss the grievance with his or her supervisor in an effort to settle it. If the employee so desires, the Steward may take part in such discussion. Answer shall be given within three (3) days.

Step 2.	If the grievance is not settled or withdrawn, the Union shall, within five (5) days following the Step 1 response, present the grievance in writing, signed by the aggrieved employee, to the Operations Manager and request a meeting for the purpose of attempting to settle it. Such meeting shall be held within ten (10) days following presentation of the written grievance. The Operations Manager shall answer the grievance in writing within three (3) working days of the meeting.

Step 3.	If the grievance is not settled or withdrawn, the Union shall, within five (5) days from the date of the Operations Manager’s decision, appeal the grievance to the Plant Manager. A meeting will be scheduled within the next ten (10) working days between the aggrieved employee if he or she so desires, the steward, a representative of the Union, the Plant Manager and a representative of the Employee Relations Department. The Plant Manager shall give his or her answer within seven (7) working days.

Section 3. Complaints of Discharge or Suspension. Any employee who is discharged or suspended for disciplinary reasons and who wishes a hearing concerning such discharge or suspension must make a written grievance to the Plant Manager within five (5) days of the notification of the discharge or suspension; otherwise, said employee is hereby declared to have accepted such discharge or suspension without protest. After a grievance concerning a suspension has been filed with the Plant Manager, it will then be handled as any other grievance at Step 2. After a grievance concerning a discharge has been filed with the Plant Manager, it will be handled as any other grievance at Step 3.

Section 4. Arbitration Procedure. (a) If the grievance is not settled or withdrawn, the Union shall, within ten (10) days from the date of the Plant Manager’s decision or the expiration of the time to render such a decision, given written notice of its desire to submit such grievance to arbitration.

(b)	Company agrees to submit to arbitration, under the terms of this Article, only grievances which satisfy all of the following conditions:

(1)	The grievance was filed in writing during the life of this Agreement and processed in the manner and within the time limits prescribed.

(2)	The grievance involves either (1) a specific claim of a violation by Company of an express provision of this Agreement, which raises a bona fide issue regarding the proper application or interpretation of such provision; or (2) a claim by an employee that he has been discharged or otherwise disciplined without just cause.

(3)	The written grievance or notice of desire to arbitrate designates specifically the section or sections of this Agreement alleged to have been violated.

(c)	Arbitrable Grievance. If the grievance satisfies all of the conditions prescribed by Section 4 of this Article, Company and Union shall, within fifteen (15) days after Company’s receipt of Unions’ notice of desire to arbitrate, select an arbitrator, either by mutual agreement or by jointly requesting the Federal Mediation and Conciliation Service to submit a list of five (5) arbitrators. Within fifteen working (15) days of receipt of such list, Company and Union shall eliminate four (4) names from there by alternately striking one. The person whose name remains on the list shall serve as the sole arbitrator for such grievance. Within ten (10) days of receipt of the arbitrator’s available hearing dates, the Company and Union shall select a date. Unless the parties mutually agree otherwise, only one (1) grievance shall be heard by an arbitrator, and grievances shall be submitted to arbitration in the order in which they are appealed to arbitration. The arbitrator, when so selected, shall proceed as soon as practicable to hold a hearing. Each party shall pay its own expenses of arbitration, and the expenses and fee of the arbitrator shall be divided equally between Company and Union.

(d)

Arbitrator’s Authority. The sole function and jurisdiction of the arbitrator shall be to determine whether Company or Union is correct with reference to the application or interpretation of the identified contract provision in the respect alleged in the written grievance and/or notice of desire to arbitrate. The arbitrator shall have no power to change, amend, modify, supplement, fill in, or otherwise alter in any respect whatsoever this Agreement or any part thereof, and the express terms of this Agreement shall be the sole source of rights and/or obligations adjudicated or declared by the arbitrator. The decision of the arbitrator, within the limits prescribed by this Article, shall be final and binding on all parties. Any case referred to the arbitrator on which he has no power to rule shall be referred back to the parties without a decision.

(e)	The arbitrator shall render a decision in writing as soon as possible.

ARTICLE IX

Paid Absences

Section 1. Funeral Leave. In the event of death in an employee’s immediate family, the Company will allow three (3) consecutive days off within the period two (2) days preceeding and two (2) days following the day of the funeral. Upon satisfactory proof of death and relationship, the employee will be paid eight (8) hours pay for each scheduled day lost at this permanent straight time rate.

Time off will not be considered as hours worked for purposes of computing overtime.

Immediate family is defined as the employee’s spouse, son, daughter, mother, father, brother, sister, father-in-law, mother-in-law, brother-in-law, sister-in-law, grandparents, step-fathers, step-mothers, step-daughters, step-sons, half-brothers and half-sisters.

Section 2. Jury Duty. An employee who has completed his probationary period shall be paid the difference between the employee’s straight time base rate with a maximum of eight (8) hours pay per day and the amount received from the court for jury service for regularly scheduled work missed due to such jury service, provided the following requirements are met:

(a)	Employees shall notify their supervisor immediately upon receipt of jury summons so that proper relief may be scheduled.

(b)	Employees shall furnish proof satisfactory to the Company of the performance of jury service and of the amount received therefore.

(c)	Immediately upon being released or discharged from jury service, employees shall report to the Plant Manager by the telephone or in person and shall return to work as directed.

ARTICLE X

Unpaid Leaves of Absence

Conditions governing unpaid leaves are as follows:

Section 1. Personal Leave. The Company may grant a leave of absence up to thirty (30) days duration provided the reason for such request justifies such leave and does not interfere with the practical operation of the plant and such request was not made to accept other employment. The employee’s request will be submitted in writing to the Plant Manager who will give his answer in writing.

Section 2. Union Leave. An employee chosen as a delegate to a Union Convention or Conference shall, upon written request from the Union, be granted a leave of absence not to exceed two (2) weeks in order to attend such Union Convention or Conference. Not more than one (1) employee shall be granted such leave at any one time. Written request for such leave shall be made at least two (2) weeks prior to the commencement of such leave.

Section 3. Medical Leave. Any full-time employee, who furnishes proper evidence from a physician that he is incapacitated and prevented from performing the duties of his job, will be granted a Medical Leave with payment under the Short Term Disability Plan and then, if necessary, under the Long Term Disability Plan. Application for and receipt of Short Term Disability benefits, and, when appropriate, Long Term Disability benefits, will be considered approval of a Medical Leave. In no case will Medical Leave be extended beyond a total period of time in excess of his accumulated seniority or a period of one (1) year whichever shall be the lesser. An employee with more than ten (10) years of service may have his leave extended to a maximum of eighteen (18) months, and an employee with more than fifteen (15) years of service may have his leave extended to a maximum of twenty-four (24) months.

Section 4. Family Medical Leave. Employees with a minimum of one year’s service and who have worked 1250 hours on the preceding 12 months are eligible for 12 weeks of unpaid, job-protected leave for certain family and medical reasons, pursuant to the FMLA Human Resources policy. This leave will be granted for any of the following reasons:

To care for an employee’s child after birth, or placement for adoption for foster care.

To care for an employee’s spouse, son, daughter, or a parent, who has a serious health condition; or

For a serious health condition that makes the employee unable to perform the employee’s job.

Requests for FMLA leave of absence shall be made in writing to the employee’s immediate supervisor 30 days in advance when the leave is “foreseeable.” The request must be supported by medical certification concerning the serious health condition, and may require second or third opinions (at Company expense) and a fitness for duty report to return to work.

Upon return from FMLA leave, the employee will be credited with seniority accumulated during the leave and the employee will be reinstated in his/her former position at the then current rate of pay. During the leave, the employee may continue in the Medical, Dental, Life, Personal Accident and the Reimbursement Account and will be responsible for the monthly employee contribution toward these plans. A fact sheet with more details about FMLA leave is available upon request.

ARTICLE XI

Company, Employee and Union Relations

Section 1. Teams. The Team agreement as approved by both the Company and the Union in 2001 is hereby incorporated into this Collective Bargaining Agreement. Team responsibilities include but are not limited to: emergency coverage on off-shifts, call-ins and call-offs, work orders, GMP, safety and environmental issues, security on off-shifts, time cards, record keeping, trouble shooting, ordering supplies, follow-up on corrective actions, and meeting performance objectives. Team status pay is included in the contractual base wage rate effective 6/17/05.

Section 2. No Strike or Lockout. During the term of this Agreement, there shall be no lockout on the part of the Company, and there shall be no strike, slow-down, picketing or other curtailment of or interference with production or other work in or incident to employer’s plant by Union or any employee. If an employee violates the provisions of this Article, he shall be subject to discharge.

Section 3. No Discrimination. It is the continuing policy of the Company and the Union that the provisions of this Agreement shall be applied to all employees without regard to race, color, religion, age, national origin, disability, or sex so long as such application is consistent with State and/or Federal Laws.

All references to “employee,” “employees,” “he”, “his” in this Agreement cover both male and female employees. The terms are used for the purpose of brevity and understanding only.

Section 4. Bulletin Board. The Company will provide a bulletin board for the Union to keep its members informed on Union business and meetings.

Section 5. Stewards. The Company recognizes the right of the Union to designate job stewards and alternates, and the Union shall furnish the Company the names of such stewards in writing.

The authority of job stewards and alternates so designated by the Union shall be limited to, and shall not exceed, the following duties and activities:

(a)	The investigation and presentation of grievances in accordance with the provisions of the collective bargaining agreement;

(b)	The collection of dues when authorized by appropriate Local Union action;

(c)	The transmission of such messages and information which shall originate with, and are authorized by the Local Union or its officers provided such messages and information (1) have been reduced to writing, or (2) if not reduced to writing, are of a routine nature and do not involve work stoppage, slow-downs, refusals to handle goods, or any other interference with the employer’s business.

Job stewards and alternates have no authority to take strike action, or any other action interrupting the employer’s business, except as authorized by official action of the Union.

The Company recognizes these limitations upon the authority of job stewards and their alternates and shall not hold the Union liable for any unauthorized acts. The Company in so recognizing such limitations shall have the authority to impose proper discipline including discharge, in the event the shop steward has taken unauthorized strike action, slow-down, or work stoppage in violation of this Agreement.

A steward desiring to leave his work for the purpose of adjusting a grievance must so inform his immediate supervisor as far in advance as possible. He shall first obtain permission from his supervisor to leave his work and, upon returning to his work, he shall report to his supervisor. The supervisor shall grant permission as soon as working conditions reasonably permit.

Section 6. Disciplinary Action. Documented disciplinary action will be active for a period of 6 to 12 months, based upon the significance of the infraction.

ARTICLE XII

Benefits

The bargaining unit employees of the Waterway plant are eligible to participate in the same Flex Benefits Plan that is provided to the salaried employees, at the same employee cost per program or option. It is understood that the employee cost will vary depending upon the options the employee selects, the age of the employee, and the number of dependents the employee is covering.

The Flex Benefits Plan Includes:

Medical Plan

Dental Plan

Vision

Life Insurance

(Basic, Supplemental, Dependent Life, and Personal Accident)

Long Term Disability

Long Term Care

Flexible Spending Account

Short Term Disability - All bargaining unit employees will be covered by the Short Term Disability program for non-occupational injury and illness. Employees with less than two (2) years of service at the time they become disabled will receive their full base pay for up to ten (10) weeks. Employees with more than two (2) years of service will receive their full base pay for up to six (6) months from the date they become disabled.

Payment will not be made for:

a)	The first three (3) days of absence per occurrence unless involving hospital admittance,

b)	Any period of incapacity during which you are not under treatment by a licensed physician; or

c)	Any sickness or injury caused directly or indirectly by war, riot, or strike, or

d)	Any intentional self-inflicted injury; or

e)	Any disability which is incurred in employment, by the Company or another employer, which is covered by Workmen’s Compensation Law.

This program will be administered in accordance with the provisions of the Waterway Attendance Control Program.

Retirement Plan - The bargaining unit employees of the Chicago Heights plant will be eligible to participate in the same Defined Contribution retirement plan that is provided to the salaried employees. For benefit plan purposes, normal retirement age shall be 65.

Eligibility for Retiree Healthcare - Employees eligible for Pre-Medicare Medical and Pre-65 Dental plans must be at least fifty-five (55) years of age with ten (10) years of service acquired after age forty-five (45). Employees must have been previously covered by medical, dental, and/or life insurance prior to retirement.

Eligible employees retiring before age sixty (60) will pay the full cost of the premiums for Pre-Medicare Medical, Pre-65 Dental, and Post-Medicare Medical, and will not become eligible for Benefit Allowances at any point in the future.

Eligible employees retiring with at least sixty (60) years of age with ten (10) years of service after age fifty (50) will be eligible for Pre-Medicare Medical and Dental Benefit Allowances.

Benefit Allowances - Effective June 1, 1999, the Company will provide a Pre-Medicare Medical Benefit Allowance equal to 50% of Medical Option 04 (subject to a Company cap of $3200/year for Retiree only; $6400/year for Retiree plus one; $8800/year for Retiree plus two or more) to eligible employees who retire before age sixty five.

Effective June 1, 1999, the Company will provide a Pre-65 Dental Benefit Allowance of 50% of Dental Option

02 (subject to a Company cap of $260/year for retiree only; $520/year for Retiree plus one; $780/year for Retiree plus two or more) to eligible employees who retire before age sixty five.

Post-Medicare Retiree Healthcare - Retirees that met eligibility requirements for Pre-Medicare Benefit Allowances who are enrolled in a Company group medical insurance plan at the time they become eligible for Medicare, will be eligible for a post-Medicare Medical Benefit Allowance of $500 for single coverage and $1000 for retiree plus spouse. Post-65 Dental coverage is not available.

Eligible employees retiring at age 65 or higher, who are enrolled in a Company group medical insurance plan immediately prior to retirement, will be eligible for a Post-Medicare Medical Benefit Allowance of $500 for single coverage and $1000 for retiree plus spouse. Post-Medicare Dental coverage is not available.

The Innophos Inc. 401(k) plan described in the plan booklet is available to the employees covered by this Agreement. The Company reserves the right to alter, modify and/or discontinue the 401(k)Plan at any time.

Perfect Attendance - Employees who achieve perfect attendance for the six month period January 1 to June 30 or July 1 to December 31 will receive a perfect attendance award of two (2) days base pay. Employees who achieve perfect attendance for the calendar year (January 1 to December 31) will receive an additional award of three (3) days base pay. The maximum individual payout in any calendar year will be five (5) days base pay.

Credit Union Savings - Upon written authorization from the employee, the Company agrees to make deductions from an employee’s paycheck, in an amount specified by such employee, and remit to the Credit Union office after the first of each month. The Union agrees to indemnify and hold the Company harmless from all claims or loss of whatsoever nature arising out of Credit Union deductions made by the Company pursuant to this Agreement.

ARTICLE XIII

Safety

The Company shall continue to maintain safe and healthful working conditions and the employees shall cooperate in the maintenance of such conditions. To further this objective, a joint committee of the Company and the Union will be formed. The Union will ensure that its designees to this committee shall be representative of the various plant departments; likewise the Company will appoint a management representative(s) to the committee to ensure management level commitment. The safety committee will meet at least nine (9) times (at regular intervals) throughout the year for the purpose of promoting accident prevention.

Employees will be issued a check in the amount of $250 for the purchase of safety shoes each June 1.

The Company will provide periodic physical examinations and specific medical testing(s) and the employees agree to take such examinations as a condition of employment. The results of such testing will be confidential. However, such results will be made available to the employees’ personal physicians upon written request.

The Union recognizes the Company’s right to establish medical standards and will not dispute such standards. Further, the Company may require employees to take medical examinations and/or tests and the employees shall take the tests.

Employees may be removed from their present jobs temporarily or permanently, based upon such examinations and/or tests.

Employees with fifteen (15) or more years of continuous service who are removed from their jobs because of a failure to pass such examination or test shall be:

1.	Transferred to a job equally or lower rated which they are physically qualified to perform and possess the ability to perform with minimal training not to exceed a maximum of five (5) days training.

2.	The Company may displace a less senior employee to provide a job which the disabled employee has the physical qualifications and ability to perform with minimal training, provided that the loss of such displaced employee’s skills does not impair the efficiency of the operation. The Company will use the same procedure for such displaced employee. In all cases the final decision of placement rests with the Company.

3.	Transferred employees due to disability will immediately receive the rate of the job transferred to.

4.	If the Company is unable to place a disabled or displaced employee into a job, such employee shall be laid-off with recall rights as stated in the labor agreement.

Employees will take relevant medical examinations and tests, and in the event a question arises as to the validity of the Company doctor’s decision on the need to remove an employee from his job, the Company’s Director of Occupational Medicine will consult both the Company doctor and the employee’s doctor. If necessary, the Director of Occupational Medicine, in consultation with the employee’s doctor, will appoint a third doctor for another opinion.

ARTICLE XIV

General

Section 1. Subcontracting. Management agrees that it will not contract out work normally performed by members of the bargaining unit whenever there are sufficient and readily available employees on layoff from the plant of proven ability to perform the required work, provided the Company has the necessary equipment to perform said work.

Section 2. Non-bargaining Unit Employees Working. No non-bargaining unit employee shall perform the work of any employee covered by this Agreement, except for the purpose of training and instruction; for experimental work (new idea); when regular qualified employees are not immediately available to perform work; when production difficulties are encountered; during an emergency; or when necessary to protect Company property.

It is agreed between the parties that the Company may make use of a maximum of two mechanic contractors to continue the work in which they are currently engaged on a permanent basis. It is not the Company’s intent to expand on these numbers. However, should the Company find it necessary to increase these numbers other than on a temporary basis, it will discuss its plans with the Union. Disagreements arising out of these discussions may be made subject to the grievance procedure. This agreement is an exception to and is exempt from the language above.

ARTICLE XV

Duration and Conditions of Agreement

Section 1. Duration. This Agreement shall become effective as of 8:00 a.m. June 17, 2005, and shall continue in effect to 8:00 a.m., June 17, 2008, and from year to year thereafter unless written notice of a desire to terminate or modify the Agreement is given by either party to the other not later than sixty (60) days prior to such expiration date of any anniversary thereof.

Section 2. Conditions of Agreement. (a) This Agreement shall constitute the entire contract between the Company and Union and shall supersede and replace all other obligations or agreements, whether written or oral or expressed or implied, between or concerning the employees and Company.

(b) The Company and Union waive the right during the term of this Agreement to bargain collectively with respect to any subject or matter which is either covered or not covered by this Agreement, regardless of whether such subject or matter was or could have been discussed during the negotiation of this Agreement.

(c) If an amendment, modification or addition to this Agreement should be mutually agreed to by the parties, it shall not be effective unless it is reduced to writing and duly executed by the Company and Union.

Section 3. Manager’s Rights. (a) The Company shall continue to have and may exercise all of the rights which it had prior to the selection by the employees of a collective bargaining agent, except as such rights may be expressly limited by express provisions of this Agreement. The enumeration of certain rights in Paragraph (b) of this Section is for the purpose of illustration only and shall not be construed as a limitation of this Paragraph.

(b) The rights retained by the Company include, but are not limited to, the right, power and authority (1) to manage, control and operate its business; (2) to modify or terminate its operations or any part thereof; (3) to hire employees and determine the number to be employed; (4) to suspend, discharge or otherwise discipline employees for just cause, subject to the grievance procedure; (5) to study or introduce new, improved or different methods of operations and determine the manning of such; (6) to establish, maintain and enforce rules and regulations which are not in conflict with the provisions of this Agreement; (7) to assign and reassign the work to be performed by employees or classifications of employees as the Company may deem necessary or expedient; (8) to promote or demote employees; (9) to determine what work, if any, shall be performed by outside contractors, subject to Article XIV, Section 1, and (10) to terminate or lay off employees for lack of work or curtailment or cessation of operations, subject to Article VII, Seniority.

In the event Federal or State of Illinois legislation is passed requiring employers to give notice of plant closings, such legislation shall be considered as being incorporated in this Agreement.

Section 4. Separability. The invalidation of any provision of this Agreement shall not affect any other portion hereof, and the provisions not invalidated shall remain in full force and effect.

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on this the 17th day of June, 2005.

INNOPHOS, INC.	Health Care, Professional, Technical, Office, Warehouse and Mail Order Employees Union LOCAL 743

/s/ Illegible	/s/ Illegible

/s/ Illegible	/s/ Illegible

/s/ Illegible	/s/ Illegible

/s/ Illegible	/s/ Illegible

/s/ Illegible	/s/ Illegible

Exhibit ‘A’	Innophos, Inc.

Waterway Plant, Chicago, IL

JOB CLASSIFICATIONS AND WAGE RATES

	Effective 6/17/05	Effective 6/17/06	Effective 6/17/07
Blend Plant Operator	$20.37	$20.98	$21.50
Metaphos Operator	$20.37	$20.98	$21.50
Bulk Mtl Handler	$20.18	$20.79	$21.31
Packager	$20.11	$20.71	$21.23
Production Utility	$17.81	$18.35	$18.81
Shipper	$20.01	$20.61	$21.12
Inv. Ctrl. Coord.	$21.00	$21.63	$22.17
Maint. Multi-Trade	$24.26	$24.99	$25.61
Maint. Leadperson	$24.26	$24.99	$25.61
Maint. Senior Tech A	$23.38	$24.08	$24.68
Maint. Tech A	$22.43	$23.10	$23.68
Maint. Apprentice B	$20.80	$21.42	$21.96
Maint. Apprentice C	$20.44	$21.05	$21.58
Maint. Helper	$20.01	$20.61	$21.12

The above job classifications and pay rates are listed for pay purposes only.

Employees shall earn an additional $.75/hr. when serving as the designated Shift Emergency Coordinator.

The parties, having met for purposes of negotiating a Collective Bargaining Agreement, declare that the foregoing represents the sole and complete Agreement between the Company and the Union for the period of 8:00 a.m., June 17, 2005 to and including June 17, 2008, and further that each had the opportunity to bargain on all issues and matters during the negotiations and that all other requests and proposals made by both of the Parties are waived and withdrawn herewith.

INNOPHOS, INC.	Health Care, Professional, Technical, Office, Warehouse and Mail Order Employees Union LOCAL 743

/s/ Illegible	/s/ Illegible

/s/ Illegible	/s/ Illegible

/s/ Illegible	/s/ Illegible

/s/ Illegible	/s/ Illegible

/s/ Illegible	/s/ Illegible

2005

JANUARY

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

FEBRUARY

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28					

MARCH

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

APRIL

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

MAY

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

JUNE

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30		

JULY

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

AUGUST

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

SEPTEMBER

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

OCTOBER

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

NOVEMBER

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30			

DECEMBER

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

2006

JANUARY

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

FEBRUARY

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28				

MARCH

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

APRIL

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30						

MAY

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

JUNE

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

JULY

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

AUGUST

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

SEPTEMBER

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

OCTOBER

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

NOVEMBER

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30		

DECEMBER

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31

2007

JANUARY

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

FEBRUARY

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28			

MARCH

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

APRIL

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

MAY

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

JUNE

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

JULY

S	M	T	W	T	F	S
1	2	3	4	5	6	7
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2008

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INTERIM AGREEMENT

BETWEEN

INNOPHOS, INC.

WATERWAY PLANT

CHICAGO, ILLINOIS

AND

Health Care, Professional, Technical, Office, Warehouse and Mail Order Employees Union

LOCAL NO. 743

AFFILIATED WITH THE INTERNATIONAL BROTHERHOOD OF TEAMSTERS

It is hereby agreed by and between Innophos Inc., for its Waterway, Chicago, IL plant, and Health Care, Professional, Technical, Office, Warehouse and Mail Order Employees Union and its Local Union No. 743, International Brotherhood of Teamsters; that this Agreement shall become and is effective as of 8:00 a.m. June 17, 2005, being subject only to ratification by the Local Union Membership.

This Agreement between the parties beginning 8:00 AM June 17, 2005 shall continue in full force and effect until 8:00 AM June 17, 2008, except as modified and amended.

Article II.

SECTION 2. Check-Off

The Company agrees that on the 1st day of the 2nd month following each anniversary of this Agreement, that the Company will include on the Dues Pre-Billing Report submitted to the Local Union, the current hourly wage rate for each employee who is a member of the Union.

Upon receipt of a written authorization from the employee, the Company agrees to deduct initiation fees and monthly dues and withdrawal fees from the pay of each such employee in the amount and manner prescribed by the Union in accordance with the International’s Constitution and the Local 743 By-Laws.

Such deductions must be deducted on the first pay period of each month and must be submitted to the Union no later than the fifteenth (15th) of the month in which the money is deducted; except that the withdrawal fees shall be held by the Company and forwarded to the Union only as required by Union procedure. In the event the amounts cannot be forwarded by the 15th of the month, the amounts deducted shall be submitted to the Union no later than ten (10) working days from the date of deduction.

When any employee for whom a written authorization has been submitted to the Company completes his first thirty (30) days of employment, the monthly dues and initiation fees shall be deducted beginning with that month in which such thirtieth (30) days falls. The initiation fee will be deducted in three (3) monthly installments.

These authorizations for deduction shall be in the following form:

Health Care, Professional, Technical, Office, Warehouse and Mail Order Employees Union

Local 743, International Brotherhood of Teamsters

4620 South Tripp Avenue, Chicago, Illinois 60632

Phone: (773) 254-7460

APPLICATION AND AUTHORIZATION

Although I am aware that I am not required to sign any dues check-off assignment, or any membership application card, or any other Union form, and I further realize that under the provisions of the Labor-Management Relations Act of 1947, as amended, and the contract between the above Local Union and the Company, I am not required, as a condition of employment, to become a member of said Union until the thirtieth (30th) day following the beginning of my employment or the effective date of such contract, whichever is the later, nevertheless, I desire, voluntarily, to sign this form.

I, the undersigned, hereby apply for membership in the above Union.

EMPLOYEE’S SIGNATURE:

I, the undersigned, authorized and irrevocably direct Innophos, Inc. to deduct from my wages each and every month dues and initiation fees which may be charged against me by Local 743 which is required to maintain me as a member in good standing in said Union, in accordance with the By-Laws of the Union and in compliance with the Labor-Management Relations Act of 1947. The amount deducted each month shall be forwarded to Local 743.

The authorization and direction shall be irrevocable for the period of one (1) year, or until the termination of the collective agreement between the Company and Local 743, whichever occurs sooner; and I agree and direct that this authorization and direction shall be automatically renewed, and shall be irrevocable for successive periods of one (1) year each or for the period of each succeeding applicable collective agreement between the Company and Local 743, whichever shall be shorter, unless written notice is given by me to the Company not more than twenty (20) days and not less than ten (10) days prior to the expiration of each period of one (1) year, or of each applicable collective agreement between the Company and Local 743, whichever occurs sooner.

EMPLOYEE’S SIGNATURE:                                                                                            Male              Female

Address:                                                                                                            Zip Code:                      City:

Starting Date:                                                                                            Home Phone:

Date of Birth:                                                                                            Dept.:                          Clock No.

Beneficiary:                                                                                            Relationship:

Soc. Sec. No.:                                                                                        Date:

•	Amend paragraph 132, page 30 to read:

The bargaining unit employees of the Waterway plant will be eligible to participate in the same Defined Contribution retirement plan that is provided to the salaried employees.

•	Delete the last sentence of paragraph 33, page 8, regarding payment for missed overtime hours. Paragraph to read:

If an employee has been overlooked for an overtime assignment, the individual will be given the opportunity to work the equivalent hours when it is mutually convenient for the Company and the employee. The overtime opportunity must be completed within 30 days or the hours will be forfeited. If the overtime missed is four (4) or more hours, it is to be made up in not less than four (4) hour blocks.

•	Amend paragraph 64, page 15 to read:

SECTION 2. Newly hired employees shall be on a probationary basis the first ninety (90) calendar days of employment, at the end of which time they will be added to the bottom of the seniority list from their last date of hire. During the probationary period, they may be released or transferred without recourse to the grievance procedure.

•	Modify page 17, paragraph 70 to state:

SECTION 5. Promotions are to be made on the basis of attendance and qualifications, which consist of skill, experience, training, and physical fitness. When qualifications are relatively equal, seniority shall govern. Attendance will only be taken into account for absences after June 17, 2005.

•	Amend paragraph 140, page 32 to read:

The Innophos Inc. 401(k) plan described in the plan booklet is available to the employees covered by the Agreement. The Company reserves the right to alter, modify, and/or discontinue the 40l(k) plan at any time.

•	Modify Article XII to reflect the name change in the plan and delete obsolete language about the Rhodia plan.

Paragraph 123: Replace “FlexOptions Plan” with “Flex Benefits Plan”

Paragraph 124; Amend to read:

“The Flex Benefits Plan includes:

Medical Plan

Dental Plan

Vision

Life insurance (Basic, Supplemental, Dependent Life, and Personal Accident)

Long Term Disability

Long Term care

Flexible Spending Account”

•	Incorporate Letters of Understanding in the Agreement.

•	Modify Article VI, Section 1, paragraph 54. Add sentence at the end of the paragraph to read:

Employee’s Birthday holiday shall be observed within the same pay period that it falls.

•	Amend 1st step of grievance procedure (page 19, paragraph 85) to read:

Step1. As soon as possible, but in no event later than ten (10) days from the date the employee knew or should have known of the alleged violation, he or she shall discuss the grievance with his or her supervisor in an effort to settle it. If the employee so desires, the Steward may take part in such discussion. Answer shall be given within three (3) days.

•	Amend 2nd step of grievance procedure (page 20, paragraph 86) to read:

Step 2. If the grievance is not settled or withdrawn, the Union shall, within five (5) days following the Step 1 response, present the grievance in writing, signed by the aggrieved employee, to the Operations Manager and request a meeting for the purpose of attempting to settle it. Such meeting shall be held within ten (10) days following presentation of the written grievance. Within three (3) working days of the meeting incident to said written grievance, the Operations Manager shall answer the grievance in writing within three (3) working days of the meeting.

•	Amend 3rd step of grievance procedure (page 20, paragraph 87) to read:

Step 3. If the grievance is not settled or withdrawn, the Union shall, within five (5) days from the date of the Operations Manager’s decision, appeal the grievance to the Plant Manager. A meeting will be scheduled within the next ten (10) working days between the aggrieved employee if he or she so desires, the steward, a representative of the Union, the Plant Manager and a representative of the Employee Relations Department. The Plant Manager shall give his or her answer within seven (7) working days.

Amend timing for choosing an arbitrator from 10 days to 15 working days (pages 21 and 22, paragraph 91).

•	General Wage Increase:

The 3% team incentive pay is incorporated in the contractual general base wage rate.

Upgrade the pay rate for Metaphos Operators to the same rate as for Blend Plant Operators.

The Company proposes a general wage increase of 2.5% the first year of the contract, 3% the second year of the contract, and 2.5% the third year of the contract.

If the Collective Bargaining Agreement is ratified by June 8, 2005, the Company will pay a one-time early signing bonus of $450 for each hourly employee on or before June 24, 2005.

The proposed contractual changes have the unanimous recommendation of the Union negotiation committee.

Dated: May 26, 2005
INNOPHOS, INC.	Health Care, Professional, Technical, Office,
Warehouse and Mail Order Employees Union
LOCAL 743

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